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                                                                    EXHIBIT 10.1

                                 ACKNOWLEDGEMENT
                    OF TERMINATION OF NAMING RIGHTS AGREEMENT


         Each of the undersigned, the NASHVILLE HOCKEY CLUB LIMITED PARTNERSHIP (the "Club") and GAYLORD ENTERTAINMENT COMPANY ("Gaylord"), hereby specifically acknowledge and agree that, in accordance with the terms of that certain Confidential Settlement Agreement and Full and Complete Release, effective as of December 30, 2004, by and among Gaylord, CCK Holdings, LLC, and the Club (the "Settlement Agreement"), the Naming Rights Agreement, dated November 24, 1999, by and between Gaylord and the Club (the "Naming Rights Agreement"), is hereby terminated pursuant to Section 12.5(a) of the Naming Rights Agreement, as of this 22nd day of February, 2005 (the "Termination Date"). Each of the Club and Gaylord specifically acknowledge and agree that, effective as of the Termination Date, the Naming Rights Agreement shall be deemed of no further force or effect, and neither party shall have any right or power to enforce any right or obligation under the Naming Rights Agreement after the Termination Date.

         IN WITNESS WHEREOF, the undersigned, duly authorized representatives of the Club and Gaylord have executed this Acknowledgement of Termination of Naming Rights Agreement as of the date set forth above.

                                       NASHVILLE HOCKEY CLUB
                                       LIMITED PARTNERSHIP
                                       By:      Nashville Predators, LLC,
                                                its general partner


                                       By:      /s/ Edward F. Lang
                                                -------------------------------
                                       Title:   Executive Vice President
                                                -------------------------------
                                       Date:
                                                -------------------------------


                                       GAYLORD ENTERTAINMENT COMPANY


                                       By:      /s/ Carter R. Todd
                                                -------------------------------
                                       Title:   Senior Vice President
                                                -------------------------------
                                       Date:
                                                -------------------------------